Exhibit 99.1

Investor Presentation

March 3, 2015

Michael Small Norman Smagley

President and CEO EVP and CFO

DISCLAIMER

Safe Harbor Statement

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2015.

Note to Certain Operating and Financial Data

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 2

WHY INVEST IN GOGO

LARGE GROWTH OPPORTUNITY

LEADING POSITION

EXPERIENCE & SCALE HIGH BARRIERS TO ENTRY ATTRACTIVE ECONOMICS

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 3

MARKET & COMPANY OVERVIEW

AVIATION INTERNET TRENDS

1	Connected aircraft transform global aviation – the last frontier of internet connectivity
2	Cost, coverage, capacity and reliability are just now reaching critical inflection points

3 Next gen technologies expected to increase speeds from 10 to 100Mbps within 5 years with a comparable reduction in costs

4 More bandwidth drives demand from business traveler connectivity today to every person and most ‘things’ on aircraft in 10 years

5	Airlines will demand ‘Always Available Everywhere for Every Plane’

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 5

A LARGE AND GROWING GLOBAL CONNECTED AVIATION MARKET

ADDRESSABLE CONNECTED AIRCRAFT

Commercial Aviation (“CA”)(1) Business Aviation (“BA”)(2)

CA—North America CA—Rest of World (“CA-NA”) (“CA-ROW”)

37,800

1.2x

2.3x 32,000

30,300

2.6x size of CA-NA

13,900

1.4x

7,300

5,300

2013 2033F 2013 2033F 2014 2024F

The connected aircraft industry is worth up to $30 billion

(1)	Source: Boeing Current Market Outlook 2014 – 2033, excludes: cargo aircraft.

(2) Source: JetNet iQ Report Q4 2014; General Aviation Manufacturers Association 2014 Statistical Databook, excludes Rest of World turbo props.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 6

GOGO’S IMPRESSIVE SCALE AND REACH

Largest Market Share in CA-NA Largest Market Share in BA Untapped CA-ROW market

Broadband Narrowband North America Rest of World

Total Aircraft(2) ~5,300 ~13,900

? 87% of broadband aircraft

? 69% of connected aircraft? 63% of Iridium satellite aircraft1 Not Awarded(3) 24% 80%

5,339 2,797

3,136 2,098

80%

524 400 269 152

24%

Global Eagle Thales/LiveTV Panasonic ViaSat Competitors

#1 Global in-flight connectivity provider Leader in North America and expanding internationally

Note: Data based on management estimates, trade publications and other public sources as of 12/31/2014

(1) Gogo satellite business aircraft includes 5,377 aircraft online comprised of 5,339 Iridium equipped aircraft and 38 SwiftBroadband equipped aircraft as of 12/31/14 (2) Based on Boeing Current Market Outlook 2014-2033 (3) Based on management estimates as of 12/31/2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 7

LONG-TERM PARTNERSHIPS WITH OUR MAJOR AIRLINE PARTNERS

Commercial Aviation Business Aviation

North America Original Equipment Manufacturers

International Fractional Jet Operators

(1)
(1)	Letter of Intent

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 8

WHY WE WIN

1	Specialize in aviation and telecom
2	Superior technology & economics
3	Excellent reliability
4	End-to-end service provider

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 9

WE SPECIALIZE IN AIRCRAFT AND HAVE A TRACK RECORD OF INNOVATION

1

? First mover advantage

ATG / ATG-4

? Most efficient solution for small aircraft

2

? 70-100Mbps

2Ku

? Cost advantage over existing satellite solutions

3

Intellectual

? 100+ patents globally

Property

4? Enhanced protocols and wireless industry standards for in-flight connectivity Other Aviation ? Unique product offerings: Text & Talk, Gogo Vision, Innovations Universal Cabin System, etc.

? Leaders in wireless entertainment with the largest number of aircraft online

EXPERTISE IN INTERNET, AVIATION AND TELECOM

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 10

GOGO'S TECHNOLOGY AGAIN DISRUPTS THE GLOBAL AVIATION INDUSTRY



ATG-4 Antenna





2Ku Antenna

ATG-4: North America coverage

- 10 Mbps regional solution, North America coverage
- Proprietary solution enabling overnight installs
- Years of experience delivering broadband service
- Gogo is the only ATG solution provider: network, equipment, service

2Ku: Global coverage

- 70 Mbps at launch, 100 Mbps when spot beam Ku-band satellites are launched
- Low cost producer – estimated half the bandwidth cost compared to other satellite solutions
- Most complete global coverage
- Half the height of traditional antenna – lower drag, fuel savings
- Leverages Gogo's existing Ku-band network and future high throughput Ku satellites

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

11

LARGEST TECHNOLOGY PORTFOLIO

- Broadest suite of technologies and full fleet connectivity solutions
- Proprietary 2Ku technology: higher peak speed (70-100 Mbps) than competitors at half the bandwidth cost
- ATG / ATG-4: fastest deployment time (overnight) and lightest equipment

Technology	Region	Peak Speed	Key Attributes	gogo	Panasonic	Global Eagle ROW 44	onair	ViaSat / THALES
Iridium	Global	2.4 Kbps	- Low data speeds	✓				
Swift Broadband	Global	432 Kbps	- Low data speeds	✓	✓		✓	
ATG / ATG-4	Regional	3.1 / 9.8 Mbps	- Overnight install - Suits all aircraft types - Lower latency vs. satellite	✓				
2Ku	Global	70-100 Mbps	- 2x spectrally efficient vs. Ku / Ka band - Lower profile radome - More robust and reliable	Expected 2015 Launch				
Ku Band	Global	50 Mbps	- Global coverage - Multiple suppliers	✓	✓	✓		
Ka Band	Global	50 Mbps	- Spot beam technology - Next Generation	Expected 2015 Launch			Expected 2015 Launch	✓ (Regional)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
12

EXCELLENT RELIABILITY

70+ million 7,800+ flights 98% +

sessions per day ATG End-to-End System Availability

Source: Company information 13 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

THE MOST COMPLETE END-TO-END AVIATION SERVICE PROVIDER

Equipment and Equipment Passenger Services Related Services

? Airborne equipment for ATG and ? Connectivity and wireless satellite entertainment services across a ? Certification, installation, range of passenger devices maintenance, etc.

Airline / Owner / Operator Operations-Oriented Services Communications Services

? Dedicated customer support services

? Operations-focused connectivity ? Network monitoring and bandwidth services for airlines and crew management

Global Network Solutions

? ATG / ATG-4 for North America? 2Ku / Ku / Ka for global satellite service

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 14

RECENT WINS

? 2Ku award for 250 existing domestic plus new international aircraft

Delta Airlines

? Next generation ATG launch partner

2Ku Award

? Contract extension

? American Airlines selected Gogo to provide in-flight connectivity on nearly 250 AA and United regional jet aircraft Regional Jets? United Airlines selected Gogo to provide in-flight connectivity on more than 200 regional jet aircraft and agreed to a 2Ku trial on 5 United Airlines PS fleet aircraft

Virgin Atlantic and ? Partnered with Virgin Atlantic to offer 2Ku in-flight connectivity services on Virgin’s existing fleet of aircraft

Vietnam Airlines

? Vietnam Airlines selected Gogo to provide in-flight connectivity services for a Awards majority of its fleet of Boeing 787 and Airbus A350 aircraft(1) Gogo Vision ? Alaska Airlines launched ‘Alaska Beyond Entertainment,’ its branded version of Gogo Vision technology

& Text & Talk

? In August 2014 Delta launched ‘Delta Studio’ powered by Gogo Vision partnerships

? In September 2014 T-Mobile launched text messaging in-flight

? Record revenue of $408 million, up 24% over 2013

Announced Record ? Record combined CA-NA & BA segment profit of $89 million, up 80% year-over-year representing a 22% margin

Financial Results

? More than 1,000 commercial aircraft awarded but not yet installed as of December 31, 2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. (1) Pursuant to LOI 15

FINANCIALS

GROWING REVENUE DRIVES PROFITABILITY

Revenue ($MM) Adjusted EBITDA (1) ($MM)

$408 $89 62% $328

CAGR $49

$78

$24 $41 $234 $14

$9 $8 $11

($1)

$160 CA-ROW Segment Loss

$95 ($45)

Adjusted EBITDA

$37

($89)

2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014

Note: Minor differences exist due to rounding

(1)	Please see reconciliation of Adjusted EBITDA in appendix

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 17

CA—NORTH AMERICA: AIRCRAFT ONLINE, ARPA GROWTH, AND OPERATING LEVERAGE DRIVE SEGMENT PROFITABILITY

Revenue ($MM) Annualized ARPA(1) ($000s)

87% 38%

26% YoY CAGR

CAGR $251 Growth 20% YoY $121 Growth

$199 $101

$24 $11

2009 2013 2014 2009 2013 2014

Aircraft Online Segment Profit ($MM) 10%

2,098 3% YoY Margin

2,032 Growth $26

$(1) 692

$(91)

2009 2013 2014 2009 2013 2014

Note: Minor differences exist due to rounding

(1) We define ARPA as the aggregate service revenue for the annual period divided by the number of aircraft online during that period

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 18

BA: HIGH-MARGIN SERVICE REVENUE DRIVES SEGMENT PROFITABILITY AND CASH FLOW

Revenue ($MM) ATG Units Shipped

7% YoY

43% Growth 22% YoY

CAGR $156 Growth

880 943 $127 $84 $75

$26 $72 139

$20 $52 $6

2009 2013 2014 2009 2013 2014

Equipment Revenue Service Revenue

ATG Aircraft Online Segment Profit ($MM)

2,797 37% YoY 24% YoY

57x Growth Segment Profit $63 Growth Segment Profit $51

2,047 Margin

49 $3

11%

2009 2013 2014 2009 2013 2014

Note: Minor differences exist due to rounding. 19 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

CA—REST OF WORLD: INVESTMENT POSITIONS GOGO FOR FUTURE GROWTH

International Aircraft Wins Operationalizing International (cumulative)(1)

? 85 aircraft online

1.6x

? Near global Ku-band satellite network

293

257 ? All Delta & Japan Airline STCs obtained 180 ? International service operationalized? 2Ku technology selected by 6 airlines for trial or adoption

2012 2013 2014

International Partners CA-ROW Segment Loss ($MM)

$78 $41 $14

(2)

2012 2013 2014

(1)	Figures reflect aircraft under non-binding agreements
(2)	Letter of Intent 20 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

NORMALIZED CAPEX MODEL

Gross CapEx

Airborne Network Capitalized equipment equipment software

and landlord incentives

Over the past two years, Gogo’s Cash Cash CapEx(1) CapEx has been stable at ~$100 million

(1)	Please see reconciliation of Cash CapEx in the Appendix

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 21

GOGO—A COMPELLING INVESTMENT OPPORTUNITY

Gogo is a leading aero communications service provider for the global aviation industry

Focused Strategy Why Does Gogo Win? Gain global share Specialize in aviation and telecom Increase bandwidth to aircraft Superior technology and cost Grow ARPA Deliver excellent reliability Deliver consistent execution End-to-end service provider

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 22

Q&A

APPENDIX

ADJUSTED EBITDA RECONCILIATION ($MM)

2009 2010 2011 2012 2013 2014

Net Income (142) (140) (18) (96) (146) (85)

Interest Income (0) (0) (0) (0) (0) (0) Interest Expense 30 – 1 9 29 33 Income Tax Provision – 3 1 1 1 1 Depreciation & Amortization 22 31 33 37 56 64

EBITDA (91) (106) 16 (49) (60) 14

Fair Value Derivative Adjustments – 33 (59) (10) 36 –

Class A and Class B Senior Convertible

– 18 31 52 29 –Preferred Stock Return

Accretion of Preferred Stock – 9 10 10 5 –

Stock-based Compensation Expense 1 2 2 4 6 10

Loss on Extinguishment of Debt 2 – – – – –Write Off of Deferred Equity Financing

– – – 5 – –Costs Amortization of Deferred Airborne Lease

– (1) (1) (4) (8) (13) Incentives

Adjusted EBITDA (89) (45) (1) 9 8 11

Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 25

CASH CAPEX RECONCILIATION ($MM)

2009 2010 2011 2012 2013 2014

Purchases of Property and

(69)	(33) (33) (67) (105) (132)

Equipment

Acquisition of Intangible

(8)	(7) (10) (12) (16) (17)

Assets (Capitalized Software)

Gross CapEx (77) (40) (43) (79) (121) (150)

Change in Deferred

– 9 11 18 9 30

Airborne Lease Incentives Amortization of Deferred

– 1 1 4 8 13

Airborne Lease Incentives

Landlord Incentives – – – – – 10

Cash CapEx (77) (30) (31) (58) (104) (98)

Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. 26

LEADER WITH ESTABLISHED TRACK RECORD


2006
Gogo wins bid for 3MHz ATG spectrum
August 2008
Gogo begins offering in-flight connectivity service on American Airlines
Delta Air Lines selects Gogo for IFC in its mainline domestic fleet
June 2012
Gogo wins Delta's international fleet
Fall 2012
Gogo begins rollout of ATG-4 technology
June 2013
Gogo IPO
April 2014
Gogo announces its new global 2Ku in-flight connectivity technology
October 2014
United Airlines announces it selects Gogo for regional jets
2006
2009
2012
2013
2014
2008
Gogo completes initial build-out of ATG network in record time
June 2009
Gogo begins offering ATG service to Business Aviation customers
November 2011 – September 2012
Gogo commits to global satellite coverage for Ku/Ka (Intelsat, SES, and Inmarsat)
Q1 2012
Gogo initiates international expansion efforts
October 2013
Gogo launches Gogo Text & Talk, ATG 2000, Gogo Vision, and UCS 5000 for Business Aviation
Gogo awarded domestic fleet of Japan Airlines
July 2014
Gogo launches satellite service on Delta Air Lines and Japan Airlines
December 2014
Gogo awarded 250 American Airlines regional jets

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

27